January 28, 2000

                          DREYFUS LIQUID ASSETS, INC.
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1999

        The following replaces the first sentence of the first full paragraph of the section of the Fund's Prospectus entitled "Distributions and Taxes."

        Effective April 3, 2000, the Fund usually will pay its shareholders from net investment income once a month, and will distribute any net securities gains it has realized once a year.

        039s0100